--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 8, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                   001-16587                  58-1597246
     (State or Other            (Commission File           (I.R.S. Employer
     Jurisdiction of                Number)                 Identification
      Incorporation)                                            Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

Section 1   Registrant's Business and Operations

Item 1.01      Entry into a Material Definitive Agreement

               On February 8, 2006, SurgiCare Memorial Village, L.P. ("Memorial Village") executed an Asset Purchase Agreement (the "Agreement") for the sale of substantially all of its assets to First Surgical Memorial Village, L.P. ("Purchaser"). Memorial Village is approximately 49% owned by Town & Country SurgiCare, Inc., a wholly-owned subsidiary of Orion HealthCorp, Inc. ("Orion"). The Agreement was deemed to be effective as of January 31, 2006.

               The property sold by Memorial Village to the Purchaser (hereinafter collectively referred to as the "Acquired Assets") includes the equipment, inventory, goodwill, contracts, leasehold improvements, equipment leases, books and records, permits and licenses and other personal property owned by Memorial Village and used in the operation of Memorial Village's business. The Acquired Assets did not include any of the following: accounts receivable, cash and cash equivalents, marketable securities, insurance policies, prepaid expenses, deposits with utility and/or service providers, shares of corporations, real estate owned by Memorial Village, or liabilities, other than those expressly assumed by the Purchaser in the Agreement.

               As consideration for the Acquired Assets, Memorial Village received a total purchase price of $1,100,000, of which Orion received approximately $815,000 after payment of certain legal and other post-closing expenses. The proceeds received by Orion consisted of the following amounts:

                    i. Approximately $677,000 representing the principal amount of a note payable owed to Orion from Memorial Village;
                    ii. Approximately $99,000 representing Orion's pro-rata share of the net proceeds after payment of certain legal and other post-closing expenses; and
                    iii. A reserve fund of approximately $39,000, pending
                         approval of the assumption of certain capital leases by the Purchaser.

               A copy of the Agreement is attached hereto as Exhibit 2.1.

Section 2   Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets

               The information required by this item is included in Item 1.01 and is incorporated herein by reference.

Section 9   Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description
-------        -----------

2.1 Asset Purchase Agreement, dated as of February 8, 2006, between and among SurgiCare Memorial Village, L.P. and First Surgical Memorial Village, L.P., joined herein by Orion HealthCorp, Inc.*


----------------------
* Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ORION HEALTHCORP, INC.


                                             By:  /s/ Stephen H. Murdock
                                                ------------------------
                                                      Stephen H. Murdock
                                                      Chief Financial Officer


Date:    February 14, 2006

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
------         -----------------------

2.1 Asset Purchase Agreement, dated as of February 8, 2006, between and among SurgiCare Memorial Village, L.P. and First Surgical Memorial Village, L.P., joined herein by Orion HealthCorp, Inc.*

----------------------
* Pursuant to Item 601(b)(2) of Regulation S-B, certain exhibits and schedules have been omitted from this filing. The Company agrees to furnish to the Securities and Exchange Commission on a supplemental basis a copy of any omitted exhibit or schedule.